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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement                     CONFIDENTIAL,   FOR  USE
                                                OF  THE  COMMISSION   ONLY  (AS
                                                PERMITTED BY RULE 14a-6(e)(2))

[X]      Definitive Proxy Statement
         Definitive Additional Materials
         Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COHESANT TECHNOLOGIES INC.
                           --------------------------
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)      Proposed maximum aggregate value of transaction:
        (5)      Total fee paid:

[   ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:
        (2)      Form, Schedule or Registration Statement No.:
        (3)      Filing Party:
        (4)      Date Filed:

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 10, 1999



         The Annual Meeting of Stockholders of Cohesant Technologies Inc. will be held at, the Company's facility, 5845 West 82nd Street, Indianapolis, Indiana 46278 on Monday May 10, 1999 at 12:00 noon, local time, for the following purposes:

         1. To elect five Directors;

         2. To ratify the appointment of Arthur Andersen LLP as auditors of the Company for fiscal 1999;

         3. To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on March 26, 1999, as the record date for determining stockholders who are entitled to notice of the meeting and to vote.

         YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED FOR THAT PURPOSE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE SHARES IN PERSON.

         The Proxy Statement accompanies this Notice.



                                          Dwight D. Goodman
                                          President and Chief Executive Officer

March 29, 1999
By Order of the
Board of Directors

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278


                               1999 ANNUAL MEETING
                                  May 10, 1999


THE PROXY AND SOLICITATION

         This Proxy Statement is being mailed on March 29, 1999 to the stockholders of Cohesant Technologies Inc. (the "Company") in connection with the solicitation by the Board of Directors of the enclosed form of Proxy for the 1999 Annual Meeting of Stockholders to be held on May 10, 1999. Any stockholder signing and returning the enclosed Proxy has the power to revoke it by giving notice of such revocation to the Company in a subsequently dated writing or in the open meeting before any vote with respect to the matters set forth therein is taken. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted Proxy. The representation in person or by Proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to provide a quorum at the Annual Meeting. The nominees for Directors receiving the greatest number of votes will be elected; the proposal regarding the ratification of the auditors requires approval only by a majority of the votes cast. As a result, although abstentions and broker non-votes will not be counted in determining the outcome of either vote, they will be counted in determining whether a quorum has been achieved. The cost of soliciting the Proxy will be borne by the Company.

PURPOSES OF ANNUAL MEETING

         The Annual Meeting has been called for the purposes of (1) electing five Directors; (2) ratifying the selection of Arthur Andersen LLP as auditors of the Company for fiscal 1999; and (3) transacting such other business as may properly come before the meeting.

         The two persons named in the enclosed Proxy have been selected by the Board of Directors and will vote shares of Common Stock represented by valid Board of Directors' Proxies. They have indicated that, unless otherwise indicated in the enclosed Proxy, they intend to vote for the election of the nominees listed below and in favor of the proposal listed in Item 2 above.

         The Company has no knowledge of any other matters to be presented at the meeting, except the reports of officers on which no action is proposed to be taken. In the event that other matters do properly come before the meeting, the persons named in the Proxy will vote in accordance with their judgment on such matters.

VOTING SECURITIES

         The Board of Directors has fixed the close of business on March 26, 1999 as the record date for determining stockholders entitled to notice of the meeting and to vote. On that date, 2,370,133 shares of Common Stock were outstanding and entitled to one vote on all matters properly brought before the Annual Meeting.

OWNERSHIP OF VOTING SECURITIES

         The following table sets forth, as of the date hereof, certain information concerning those persons known to the Company, based on information obtained from such persons, with respect to the beneficial ownership (as such term is defined in rule 13d-3 under the Securities Exchange Act of 1934, as amended) of shares of common stock of the Company by (i)each person known by the Company to be the owner of more than 5% of the outstanding shares; (ii) each Director, (iii) each executive officer named in the Summary Compensation Table and (iv) all Directors and executive officers as a group:

                                                   AMOUNT AND NATURE          PERCENTAGE OF
           NAME AND ADDRESS                          OF BENEFICIAL         OUTSTANDING SHARES
         OF BENEFICIAL OWNER                           OWNERSHIP                 OWNED
         -------------------                           ---------                 -----

Morton A. Cohen
1801 East 9th Street
Cleveland, Ohio 44114                                     1,251,630(1)(2)                            52.5 %

Clarion Capital Corporation
1801 East 9th Street
Cleveland, Ohio 44114                                     1,175,980                                  49.6 %

Dwight D. Goodman                                            74,405(3)                                3.1 %

Morris H. Wheeler
1801 East 9th Street
Cleveland, Ohio 44114                                        13,000(4)                                 *

Richard L. Immerman                                          37,000(5)                                1.6 %

Michael L. Boeckman                                          11,000(4)                                 *

Richard A. Mordarski                                         18,493(6)(7)                              *

All directors and executive
officers as a group (8 persons)                           1,459,276(8)(9)                            59.4 %

* Represents less than 1%

(1) Includes 1,175,980 shares owned of record by Clarion Capital Corporation ("Clarion"), an entity of which Mr. Cohen is a principal.

(2) Includes 15,250 shares issuable upon exercise of options exercisable within 60 days of the date hereof.

(3) Includes 26,250 shares issuable upon exercise of options exercisable within 60 days of the date hereof.

(4) Includes 10,000 shares issuable upon exercise of options exercisable within 60 days of the date hereof.

(5) Includes 5,000 shares issuable upon exercise of options exercisable within 60 days of the date hereof.

(6) Includes 8,250 shares issuable upon exercise of options exercisable within 60 days of the date hereof.

(7) Includes 4,243 shares owned in the Company sponsored 401k Plan as of February 22, 1999.

(8) Includes 85,000 shares issuable upon exercise of options exercisable within 60 days of the date hereof.

(9) Includes 21,738 shares owned by various executive officers in the Company sponsored 401k Plan as of February 22, 1999.

ELECTION OF DIRECTORS

         Five directors are to be elected at the Annual Meeting, to hold office from election until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. The following table sets forth certain information regarding the nominees, based upon data furnished to the Company by such persons as of March 26, 1999. In the event of the death of or inability to act of any of the nominees, the Proxies will be voted for the election as a Director of such other person as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur.

                                                                                                       DIRECTOR
         NAME                                 PRINCIPAL OCCUPATION AND AGE                              SINCE
         ----                                 ----------------------------                              -----

Morton A. Cohen                       Chairman of the Company and Chairman and Chief Executive
                                      Officer of Clarion Corp.; age 63                                   1994

Dwight D. Goodman                     President and Chief Executive Officer; age 65                      1994

Michael L. Boeckman                   Chief Financial Officer of Cohen & Co.;  age 52                    1994

Richard L. Immerman                   Vice President and Co-Owner of Functional Products Inc.;
                                      age 48                                                             1998

Morris H. Wheeler                     Chief Executive Officer of BlueTape, LLC; Age 38                   1996


     MORTON A. COHEN has been Chairman of the Board since the Company's inception in July 1994, and served as the Company's Chief Executive Officer from July 1994 to January 1998. Mr. Cohen has been Chairman of the Board of Directors and Chief Executive Officer of Clarion Capital Corporation ("Clarion"), a private, small business investment company, for more than five years. He is also a director of Zemex Corporation, an industrial minerals company and DHB Capital Group, Inc., a holding company with a diversified portfolio. Mr. Cohen is the father-in-law of Morris H. Wheeler.

     DWIGHT D. GOODMAN has been a Director of the Company since its inception and has been the Chief Executive Officer of the Company since January 1998 and President of the Company since July 1996. From May 1996 until June 1998, Mr. Goodman had been the Chief Financial Officer; from May 1996 until July 1996, Mr. Goodman had been the Company's Executive Vice President and Chief Financial Officer. Mr. Goodman had been the President and Chief Executive Officer of Glas-Craft Inc., a Company subsidiary, from 1984 to 1996.

     MICHAEL L. BOECKMAN has been a Director of the Company since its inception. Mr. Boeckman has been Chief Financial Officer of Cohen & Co., a Cleveland based accounting firm (no relation to Morton A. Cohen), since December 1996. From May 1996 through December 1996, Mr. Boeckman was a self-employed business consultant. From July 1994 until May 1996, Mr. Boeckman was the Company's President and Chief Operating Officer. Prior thereto, Mr. Boeckman was the Vice President and Chief Financial Officer of Clarion for more than five years.


     RICHARD L. IMMERMAN has been a Director of the Company since January 1998. Mr. Immerman is the Vice President and co-owner of Functional Products Inc., a specialty chemical company, a position he has held for over five years.

     MORRIS H. WHEELER has been a Director of the Company since July 1996. Since April 1998, Mr. Wheeler has been Chief Executive Officer of BlueTape, LLC, an online music distribution business based in New York City. Prior to the founding of BlueTape, LLC., Mr. Wheeler served as President of Clarion from September 1996 until April 1998, and served as its Vice President from August 1994 to September 1996. Mr. Wheeler also was President of Clarion Management Ltd., an investment management and consulting company, from April 1996 to April 1998. Prior to August 1994, Mr. Wheeler was an attorney with the law firm of Davis, Polk & Wardwell in New York City. Mr. Wheeler is the son-in-law of Morton A. Cohen.

     Each non-employee director receives an annual retainer of $4,000, plus $500 and reimbursement for expenses for each meeting attended. In addition, each non-employee director received five year options to purchase 5,000 shares of Common Stock at $1.25 and 1.5625 on July 25, 1996 and February 23, 1998, respectively. The Board of Directors has two standing committees which are the Compensation Committee, the members of which are Michael Boeckman, Morton Cohen (Chairman) and Morris Wheeler, and the Audit Committee, the members of which are Michael Boeckman, Morton Cohen (Chairman) and Richard Immerman.

     During the fiscal year ended November 30, 1998, there were four meetings of the Company's Board of Directors and three meetings of the Compensation Committee. Other actions were taken by written action signed by all of the Board members. While there were no meetings of the Audit Committee during the year, matters normally acted upon by this committee were acted upon by the Board of Directors. Each incumbent Director has attended all of the Board meetings. The Board of Directors has no nominating committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company with respect to its most recent fiscal year and Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and written representations from reporting persons that no Form 5 was required, the Company believes that during the fiscal year ended November 30, 1998, all filing requirements applicable to its executive officers and Directors were met.

EXECUTIVE COMPENSATION

         The following table sets forth information relating to the annual and long-term compensation for the fiscal years ended November 30, 1998, 1997 and 1996 for the chief executive officer and the other executive officer who received compensation in excess of $100,000 during the fiscal 1998 year.



                           SUMMARY COMPENSATION TABLE


                                                                                                 LONG TERM
                                                                                              COMPENSATION
                                                     ANNUAL COMPENSATION                            AWARDS
                                                     -------------------                            ------

                                                                                                  SECURITIES
                                                                                                 UNDERLYING
        NAME AND                 FISCAL                                 OTHER ANNUAL               OPTIONS           ALL OTHER
      PRINCIPAL POSITION          YEAR       SALARY       BONUS         COMPENSATION (1)           (SHARES)        COMPENSATION(2)
      ------------------          ----       ------       -----         ----------------           --------        ---------------

Dwight D. Goodman                 1998      $125,000     $30,000               $ 0                  22,500                 $4,449
  President and Chief             1997       121,240      20,000                 0                    0                     3,706
  Executive Officer               1996       118,980        0                    0                  15,000                  3,641

Richard A. Mordarski              1998        93,000      27,000               $ 0                  13,000                  3,422
  President -                     1997        90,550      18,000                 0                    0                     2,814
  Glas-Craft, Inc.                1996        78,358        0                    0                  10,000                  2,351

  (1) Excludes perquisites and other benefits, unless the aggregate amount of such compensation is greater than 10 percent of the total of annual salary and bonus reported for the named executive officer.
  (2)    Includes corporate contributions to the Company's 401(k) Plan.

  OPTION GRANTS IN LAST FISCAL YEAR

                                                               % of Total
                                                                 Options
                                                                 Granted to          Exercise
                                    Number of Securities          Employees          or Base
                                     Underlying Options          in Fiscal            Price         Expiration
            Name                           Granted                  Year              ($/Sh)         Date (3)
            ----                  --------------------------    --------------    ------------    -------------

Dwight D. Goodman                        22,500 (1)                 19.9%         1.5625          2/23/2003

Richard A. Mordarski                     13,000 (2)                 11.5%         1.5625          2/23/2003

(1) Mr. Goodman's options become exercisable in two equal annual installments commencing February 23, 1999, the anniversary of the date of the grant.

(2) Options become exercisable in four equal annual installments commencing February 23, 1999, the anniversary of the date of the grant.

(3) Options were granted for a term of five years, subject to earlier termination in certain events related to termination of employment.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table provides information relating to aggregate option exercises during the last fiscal year and fiscal year-end option values for the chief executive officer and the other executive of the Company named in the compensation table.



                                                            NUMBER OF UNEXERCISED                    VALUE OF UNEXERCISED
                                                                 OPTIONS AT                        IN-THE-MONEY OPTIONS AT
                                                            NOVEMBER 30, 1998                        NOVEMBER 30, 1998
                                                     ----------------------------------        -----------------------------------
                       SHARES ACQUIRED ON       VALUE
        NAME                 EXERCISE         REALIZED     EXERCISABLE        UNEXERCISABLE          EXERCISABLE      UNEXERCISABLE
        ----                 --------         --------     -----------        -------------          -----------      -------------

Dwight D. Goodman               0                 0           15,000             22,500                $6,570             $2,824
Richard A. Mordarski            0                 0            5,000             18,000                $2,190             $3,822

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has a Financial Advisory Agreement with Clarion pursuant to which Clarion provides management and administrative support. Clarion receives a quarterly fee of $10,500. This agreement was amended in October 1998, increasing the quarterly payment to $13,000 effective December 1, 1998. Under the agreement, Clarion also performs additional, specific projects, as requested. Under the agreement, Clarion received $42,000 in fiscal 1998.

RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors has selected Arthur Andersen LLP as auditors for the fiscal year ended November 30, 1999. The Board of Directors requests the ratification of the appointment of Arthur Andersen LLP by the stockholders at the Annual Meeting. The Board of Directors recommends that each stockholder vote "FOR" ratification of Arthur Andersen LLP as auditors for fiscal 1999.

         Representatives of Arthur Andersen LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

         Proposals of stockholders which are intended to be presented by such stockholders at the Company's next annual meeting of stockholders to be held in 2000 must be received by the Company no later than November 29, 1999 in order that they may be included in the proxy statement and form of proxy relating to that meeting.


                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          Dwight D. Goodman
                                          President and Chief Executive Officer

Indianapolis, Indiana
March 29, 1999



                              FINANCIAL INFORMATION

         UPON WRITTEN REQUEST BY ANY STOCKHOLDER TO THE SECRETARY, COHESANT TECHNOLOGIES INC., 5845 WEST 82ND STREET, SUITE 102, INDIANAPOLIS, INDIANA 46278, A COPY OF THE COMPANY'S 1998 ANNUAL REPORT ON FORM 10-KSB, AS AMENDED, (BUT WITHOUT EXHIBITS) WILL BE PROVIDED WITHOUT CHARGE.

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278

PROXY

         The undersigned, a holder of Common Stock of Cohesant Technologies Inc., a Delaware corporation (the "Company"), hereby appoints MORTON A. COHEN and DWIGHT D. GOODMAN, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on May 10, 1999 and any adjournments thereof, as follows:

1. The election of five members to the Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified, as provided in the Company's Proxy Statement:

         FOR ALL NOMINEES LISTED BELOW      WITHHOLD AUTHORITY TO VOTE FOR ALL
                                            NOMINEES LISTED BELOW
                            [       ]                          [      ]

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through or otherwise strike out his name below)

         Morton A. Cohen, Michael L. Boeckman, Dwight D. Goodman, Richard L. Immerman and Morris H. Wheeler.

2. The ratification of the appointment of Arthur Andersen, LLP as the Company's auditors for the fiscal year ending November 30, 1999.

                         FOR            AGAINST            ABSTAIN
                      [      ]         [      ]            [      ]

3. Upon such other matters as may properly come before the meeting or any adjournments thereof.

         The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereof, said proxies are authorized to vote in accordance with their best judgment.

           (Continued, and to be dated and signed, on the other side)

                         (Continued from the other side)

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSAL 2, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF ANNUAL MEETING AND ACCOMPANYING PROXY STATEMENT DATED MARCH 29, 1999, RELATING TO THE ANNUAL MEETING AND THE 1998 ANNUAL REPORT TO STOCKHOLDERS.

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                          Date:                                     , 1999


                             Signature(s) of Stockholder(s)

                        The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

                        THIS PROXY IS SOLICITED BY THE BOARD OF
                        DIRECTORS OF COHESANT TECHNOLOGIES INC.